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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20479


                                    -------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of earliest event reported) November 20, 1996



                       New World Television Incorporated
                       ---------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                 33-64546                   59-2813891
    -----------------------------------------------------------------------
(State or other            (Commission                  (IRS Employer
jurisdiction of             File Number)                Identification No.)
incorporation)




         3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia  30339
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)



                                 (770) 955-0045
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As previously reported, New World Television Incorporated ("NW Television"), a Delaware corporation and a wholly owned subsidiary of New World Communications Group Incorporated ("NWCG"), NW Communications of San Diego, Inc., a Delaware corporation and a wholly owned subsidiary of NW Television ("KNSD Communications"), and KNSD License, Inc., a Delaware corporation and a wholly owned subsidiary of KNSD Communications (together with KNSD Communications, the "KNSD Sellers"), and NBC are parties to an Asset Purchase Agreement dated May 22, 1996 (the "KNSD Asset Purchase Agreement").

     On November 20, 1996, upon the terms set forth in the KNSD Asset Purchase Agreement, Outlet Broadcasting, Inc., a wholly owned subsidiary of NBC, completed its purchase from the KNSD Sellers of substantially all of the assets of the KNSD Sellers related to the ownership and operation of television station KNSD, Channel 39, San Diego, California for a purchase price of $225 million, subject to adjustment based on Net Working Capital (as defined in the KNSD Asset Purchase Agreement) as of such date.

     On November 20, 1996, NWCG and NBC issued a press release announcing the consummation of the transactions contemplated by the KNSD Asset Purchase Agreement, which is filed herewith as an exhibit and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (b) Pro Forma Financial Information

                  The information set forth in Exhibit 99.2 filed herewith is incorporated herein by reference.

              (c) The following items are filed with this report:

                  EXHIBIT NO.            DESCRIPTION

                  99.1 Asset Purchase Agreement dated May 22, 1996 by and among New World Television Incorporated, NW Communications of San Diego, Inc., KNSD License, Inc. and National Broadcasting Company, Inc. (1)

                  99.2                   Pro forma financial information.

                  99.3 Press Release dated November 20, 1996 issued by National Broadcasting Company, Inc. and New World
                                         Communications Group Incorporated.  (2)

----------------------

(1) Incorporated herein by reference to Exhibit 99.1 filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.

(2) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated November 20, 1996 of New World Communications Group Incorporated.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  New World Television Incorporated
                                                 (Registrant)



Date:  December 5, 1996             By:     /s/ Joseph P. Page
                                            ------------------------
                                    Name:   Joseph P. Page
                                    Title:  Vice President and
                                             Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit         Description

99.1 Asset Purchase Agreement dated May 22, 1996 by and among New World Television Incorporated, NW Communications of San Diego, Inc., KNSD License, Inc. and National Broadcasting Company, Inc.
                (1)

99.2            Pro forma financial information.

99.3 Press Release dated November 20, 1996 issued by National Broadcasting Company, Inc. and New World Communications Group Incorporated. (2)

----------------------

(1) Incorporated herein by reference to Exhibit 99.1 filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.

(2) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated November 20, 1996 of New World Communications Group Incorporated.

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